UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
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Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NEXTNAV INC.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V70515-P24692 You invested in NEXTNAV INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2025. Vote Virtually at the Meeting* May 22, 2025 12:00 PM (ET) Virtually at: www.virtualshareholdermeeting.com/NN2025 NEXTNAV INC. 2025 Annual Meeting Vote by May 21, 2025 11:59 PM ET Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 22, 2025 12:00 PM (ET) Virtually at: www.virtualshareholdermeeting.com/NN2025 *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. NEXTNAV INC. 2025 Annual Meeting Vote by May 21, 2025 11:59 PM ET Voting Items Board Recommends NEXTNAV INC. 2025 Annual Meeting Vote by May 21, 2025 11:59 PM ET 1. To elect nine (9) director nominees named in the accompanying Proxy Statement to our Board of Directors (our “Board”), each to serve until our 2026 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified (“Proposal 1”). For Nominees: 01) Mariam Sorond 02) Bandel L. Carano 03) H. Wyman Howard III 04) Alan B. Howe 05) Jonathan A. Marcus 06) John B. Muleta 07) Nicola Palmer 08) Lorin Selby 09) Neil S. Subin 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”). For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.